TIFF Investment Program, Inc.
                    Supplement dated __________, 1999
                  to the Prospectus dated April 30, 1999


As of __________, 1999, the Funds of TIFF Investment Program, Inc. are available to employee retirement plans of eligible grant-making foundations and other 501(c)(3) organizations

In addition, the section of the Prospectus entitled "Eligible Investors -- Eligibility Criteria" is amended to read as follows:

         Eligibility Criteria.  The TIFF Funds are open to:

o Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

o Organizations that qualify for exemption from federal income taxes under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

o             Non-U.S.-based   charitable   organizations   that  have  received
              501(c)(3) equivalency certificates from the Internal Revenue Service;

o Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization and the organization has legal control over the securities or vehicles in which such assets are invested;

o Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

o             FAI officers.